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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-8, relating to the registration of 159,250 shares of common stock, $.01 par value, of our report dated March 16, 1998, on our audits of the consolidated financial statements of USA Waste Services, Inc.


                                    /s/ Coopers & Lybrand L.L.P.
                                    -----------------------------
                                    Coopers & Lybrand L.L.P.



Houston, Texas
May 6, 1998